Exhibit 10.21.6

                        SIXTH AMENDMENT TO EMPLOYMENT AND
                          NON-COMPETITION AND AGREEMENT

         This Sixth Amendment is made on the 4th day of February 2004, by and between GEORGE R. JENSEN, JR. ("Jensen"), and USA TECHNOLOGIES, INC., a Pennsylvania corporation ("USA").

                                   Background

         USA and Jensen entered into an Employment And Non-Competition Agreement dated November 20, 1997, a First Amendment thereto dated June 17, 1999, a Second Amendment thereto dated February 22, 2000, a Third Amendment thereto dated January 16, 2002, a Fourth Amendment thereto dated April 15, 2002, and a Fifth Amendment thereto dated July 16, 2003. As more fully set forth herein, the parties desire to amend the Agreement in certain respects.

                                    Agreement

         NOW, THEREFORE, in consideration of the covenants set forth herein, and intending to be legally bound hereby, the parties agree as follows:

         1. Amendment. Subparagraph (a) of Section 2. Compensation and Benefits is hereby deleted the following new subparagraph (a) is hereby added to Section 2 of the Agreement:

        (a) In consideration of his services rendered, commencing January 1, 2004, USA shall pay to Jensen a base salary of $250,000 per year during the Employment Period, subject to any

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        withholding  required  by law.  Jensen's  base  salary  may be increased from time to time in the discretion of the Board of Directors.

         2.  Modification.   Except  as  otherwise  specifically  set  forth  in
Paragraph 1, the Agreement shall not be amended or modified in any respect whatsoever and shall continue in full force and effect.

         3. Capitalized Terms. Except as specifically provided otherwise herein, all capitalized terms used herein shall have the meanings ascribed to them in the Agreement.

         4. Effective Time. The amendments to the Agreement made in Paragraph 1 hereof shall be effective from and after January 1, 2004.

         IN WITNESS WHEREOF, the parties hereto have executed this Sixth Amendment on the day and year first above written.


                                            /s/ George R. Jensen, Jr.
                                            --------------------------------
                                            GEORGE R. JENSEN, JR.


                                            USA TECHNOLOGIES, INC.



                                            By: /s/ Stephen P. Herbert
                                               -----------------------------
                                                    Stephen P. Herbert,
                                                    President